UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2014

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440-808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “the Company,” “we,” “us” and “our” refer to TravelCenters of America LLC.

Item 8.01              Other Events.

As a result of the removal, without cause, on March 25, 2014 of all of the trustees of CommonWealth REIT, or CWH, CWH underwent a change in control, as defined in the shareholders agreement among us, CWH, the other shareholders of Affiliates Insurance Company, or AIC, an Indiana insurance company, and AIC. As a result of that change in control and in accordance with the terms of the shareholders agreement, we and the other non-CWH shareholders exercised our rights to purchase shares of AIC that CWH then owned.  Pursuant to that exercise, on May 9, 2014, we and those other shareholders purchased pro rata the AIC shares CWH owned.  In accordance with that exercise, we purchased 2,857 AIC shares from CWH for $825,093.  Following these purchases, we and the other remaining six shareholders (Reit Management & Research LLC, which provides us with management services, and five other companies to which Reit Management & Research LLC also provides management services) each own approximately 14.3% of AIC.  We and the other shareholders of AIC have purchased property insurance coverage pursuant to an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts.

For further information about our relationships with AIC and other relationships we have with certain of the other shareholders of AIC and related person transactions, please see Note 7 to our condensed consolidated financial statements included in Part I, Item 1 of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, or our Quarterly Report.  In addition, for more information about these transactions and relationships, please see elsewhere in our Quarterly Report, including “Warning Concerning Forward Looking Statements” in Part I, and our Annual Report on Form 10-K for the year ended December 31, 2012, or our Annual Report, our proxy statement for our annual meeting of shareholders that was held on May 20, 2013, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, or SEC, including Note 16 to our consolidated financial statements included in our Annual Report, the sections captioned “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding our Directors and executive officers in our Proxy Statement.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other related person transactions and relationships.  Our filings with the SEC, including our Quarterly Report, our Annual Report and our Proxy Statement, are available at the SEC’s website at www.sec.gov.  Copies of certain of our agreements with our related parties, including our shareholders agreement with AIC and its shareholders, are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 12, 2014